UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549


                                   FORM 8-K/A


                                 CURRENT REPORT


                       Pursuant to Section 13 or 15(d) of
                       the Securities Exchange Act of 1934


                Date of Report (Date of earliest event reported):
                                 APRIL 30, 1997


                                 PROXYMED, INC.
                                 -------------
             (Exact name of registrant as specified in its charter)


          FLORIDA                      0-22052                  65-0202059
          -------                      -------                  ----------
(State or other jurisdiction         (Commission              (IRS Employer
      of incorporation)              File Number)          Identification No.)


         2501 DAVIE ROAD, SUITE 230, FT. LAUDERDALE, FLORIDA      33317-7424
         ---------------------------------------------------      ----------
              (Address of principal executive offices)            (Zip Code)


        Registrant's telephone number, including area code (954) 473-1001

ITEM 7. FINANCIAL STATEMENTS AND EXHIBITS.

       (b) The pro forma financial information required by Item 7(b) are included as exhibits to this Form 8-K/A. Such pro forma financial information has been derived from the financial statements of ProxyMed, Inc. and Hayes Computer Systems, Inc. The pro forma financial information also includes information derived from the financial statements of Clinical MicroSystems, Inc., which was previously acquired by the Company and reported upon under Form 8-K dated March 14, 1997. The pro forma information consists of the following: a pro forma combined balance sheet as of March 31, 1997 (the end of the most recent period for which a consolidated balance sheet of the Company is required); a pro forma combined statement of operations for the year ended December 31, 1996 (the Company's most recent fiscal year); and a pro forma combined statement of operations for the three months ended March 31, 1997 (the period covering the Company's most recent fiscal year end to the most recent interim date for which a balance sheet is required).

        (c) The following exhibits are included herein:

              Exhibit 1 - Pro Forma Combined Balance Sheet of ProxyMed, Inc. and Hayes Computer Systems, Inc. as of March 31, 1997.

              Exhibit 2 - Pro Forma Combined Statement of Operations of ProxyMed, Inc., Clinical MicroSystems, Inc. and Hayes Computer Systems, Inc. for the year ended December 31, 1996.

              Exhibit 3 - Pro Forma Combined Statements of Operation of ProxyMed, Inc., Clinical MicroSystems, Inc. and Hayes Computer Systems, Inc. for the three months ended March 31, 1997.

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



                                   SIGNATURES


       Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.



                                                 PROXYMED, INC.




Date  JULY 9, 1997                               /S/ BENNETT MARKS
      ------------                               -----------------
                                                 Bennett Marks, Executive Vice
                                                 President - Finance and Chief
                                                 Financial Officer

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



                                INDEX TO EXHIBITS


EXHIBIT
NUMBER           DESCRIPTION
-------          -----------

99.1             Pro Forma Combined Balance Sheet of ProxyMed, Inc.
                 and Hayes Computer Systems, Inc. as of March 31, 1997.

99.2             Pro Forma Combined Statement of Operations of
                 ProxyMed, Inc., Clinical MicroSystems, Inc. and
                 Hayes Computer Systems, Inc. for the year ended
                 December 31, 1996.

99.3             Pro Forma Combined Statement of Operations of
                 ProxyMed, Inc., Clinical MicroSystems, Inc. and
                 Hayes Computer Systems, Inc. for the three months ended March 31, 1997.








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